                                                                 Exhibit 99.8(b)



                                  APPENDIX A
                                    to the
                           Administration Agreement
                          Among BlackRock Funds(SM),
                    BlackRock Advisors, Inc. and PFPC Inc.

                              Class of
Name of Portfolio              Shares
-----------------             --------

Small Cap Value Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Small Cap Growth Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Large Cap Growth Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Large Cap Value Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Select Equity Portfolio       Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C
                              BlackRock

                              Class of
Name of Portfolio              Shares
-----------------              ------

Index Equity Portfolio        Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

International Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

International Emerging
Markets Portfolio             Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Balanced Portfolio            Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Low Duration Bond
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C
                              BlackRock

Intermediate Bond
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C
                              BlackRock

                              Class of
Name of Portfolio              Shares
-----------------             --------

Intermediate Government
Bond Portfolio                Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Government Income
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Core Bond Portfolio           Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C
                              BlackRock

Managed Income Portfolio      Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

International Bond
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Tax-Free Income
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

                               Class of
Name of Portfolio              Shares
-----------------             --------

Pennsylvania Tax-Free
Income Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

New Jersey Tax-Free
Income Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Ohio Tax-Free Income
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Money Market Portfolio        Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C
                              Hilliard Lyons

Municipal Money Market
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C
                              Hilliard Lyons

U.S. Treasury Money
Market Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

                              Class of
Name of Portfolio              Shares
-----------------             --------

Ohio Municipal Money
Market Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Pennsylvania Municipal
Money Market Portfolio        Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

North Carolina Municipal
Money Market Portfolio        Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

New Jersey Municipal Money
Market Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Virginia Municipal Money
Market Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Multi-Sector Mortgage
Securities Portfolio III      Institutional

                              Class of
Name of Portfolio              Shares
-----------------              ------

Mid-Cap Growth Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Mid-Cap Value Equity
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

BlackRock Strategic
Portfolio I                   Institutional

BlackRock Strategic
Portfolio II                  Institutional

International Small Cap
Equity Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Micro-Cap
Equity Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

GNMA Portfolio                Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

                              Class of
Name of Portfolio             Shares
-----------------            --------

Delaware Tax-Free
Income Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Kentucky Tax-Free
Income Portfolio              Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

High Yield Bond Portfolio     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C
                              BlackRock

Multi-Sector Mortgage
Securities Portfolio IV       Institutional

Global Science &
Technology Portfolio          Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

European Equity Portfolio     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Asia Pacific Equity Portfolio Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Core Equity Portfolio         Institutional

Global Communications
Portfolio                     Institutional
                              Service
                              Investor A
                              Investor B
                              Investor C

Release.  "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively
-------
to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

Agreed to and accepted as of _________ __, 2000.

BLACKROCK FUNDS(SM)

By:____________________________
Name:
Title:

BLACKROCK ADVISORS, INC.

By:____________________________
Name:
Title:

PFPC INC.

By:____________________________
Name:
Title:

                                  APPENDIX B
                                  ----------

                          Administration Fees Payable
                      With Respect to BlackRock Funds(SM)


I.  Portfolios                          Fund-Based Administration Fees
                                        ------------------------------
All Portfolios.
                                        Administrators are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .085% of the first $500 million of each Portfolio's average daily net assets;
                                        .075% of the next $500 million of each
                                        Portfolio's average daily net assets;
                                        and .065% of each Portfolio's average
                                        daily net assets in excess of $1
                                        billion.

II.  Portfolios                         Class-Specific Administration Fee
                                        ---------------------------------

Managed Income, Core Bond/*/,           Administrators are entitled to
Intermediate Government Bond,           receive a combined fee, computed
Tax-Free Income, New Jersey Tax-Free    daily and payable monthly, at the
Income, Ohio Tax-Free Income,           following maximum annual rates based
Pennsylvania Tax-Free Income, Low       on the average daily net assets
Duration Bond/*/, Intermediate          allocated to each respective class of
Bond/*/, International Bond,            shares: .145% of the first $500
Government Income, Multi-Sector         million of average daily net assets
Mortgage Securities Portfolio III,      allocated to each respective class of
Multi-Sector Mortgage Securities        shares, .135% of the next $500
Portfolio IV, BlackRock Strategic       million of such average daily net
Portfolio I, BlackRock Strategic        assets, and .125% of all average
Portfolio II, GNMA, Delaware            daily net assets allocated to a class
Tax-Free Income, Kentucky Tax-Free      of shares in excess of $1 billion.
Income and High Yield Bond*
Portfolios.

* With respect to BlackRock Shares of each of the Core Bond, Low Duration Bond, Intermediate Bond and High Yield Bond Portfolios, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to BlackRock Shares of each of those Portfolios: .035% of the first $500 million of average daily net assets allocated to BlackRock Shares, .025% of the next $500 million of such average daily net assets, and .015% of all average daily net assets allocated to BlackRock Shares in excess of $1 billion.

Money Market, Municipal Money Market,   Administrators are entitled to
U.S. Treasury Money Market, Ohio        receive a combined fee, computed
Municipal Money Market, New Jersey      daily and payable monthly, at the
Municipal Money Market, Pennsylvania    following maximum annual rates based
Municipal Money Market, North           on the average daily net assets
Carolina Municipal Money Market and     allocated to each respective class of
Virginia Municipal Money Market         shares: .095% of the first $500
Portfolios.                             million of average daily net assets
                                        allocated to a class of shares, .085%
                                        of the next $500 million of such
                                        average daily net assets, and .075%
                                        of all average daily net assets
                                        allocated to a class of shares in
                                        excess of $1 billion.

Large Cap Value Equity, Large Cap       Administrators are entitled to
Growth Equity, Small Cap Value          receive a combined fee, computed
Equity, International Equity, Index     daily and payable monthly, at the
Equity, Balanced, Small Cap Growth      following maximum annual rates based
Equity, Select Equity/*/, Mid-Cap       on the average daily assets allocated
Value Equity, Mid-Cap Growth Equity,    to each class of shares:  .145% of
International Emerging Markets,         the first $500 million of average
International Small Cap Equity,         daily net assets allocated to a class
Micro-Cap Equity, Global Science &      of shares, .135% of the next $500
Technology, European Equity, Asia       million of such average daily net
Pacific Equity, Core Equity and         assets and .125% of all average daily
Global Communications Portfolios.       net assets allocated to a class of
                                        shares in excess of $1 billion.

* With respect to BlackRock Shares of the Select Equity Portfolio, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at the following maximum annual rates based on the average daily net assets allocated to BlackRock Shares of the Portfolio: .035% of the first $500 million of average daily net assets allocated to BlackRock Shares,
 .025% of the next $500 million of such average daily net assets, and .015% of all average daily net assets allocated to BlackRock Shares in excess of $1 billion.

Release.  "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively
-------
to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Company. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Company personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Customer must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Company.

Agreed to and accepted as of _________ __, 2000.

BLACKROCK FUNDS(SM)

By:________________________
Name:
Title:


BLACKROCK ADVISORS, INC.

By:________________________
Name:
Title:


PFPC INC.

By:________________________
Name:
Title: